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                                                                 Exhibit 10.6(b)

          REAFFIRMATION AND MODIFICATION OF LIMITED GUARANTY AGREEMENT
                      AND ENVIRONMENTAL INDEMNITY AGREEMENT

          THIS REAFFIRMATION AND MODIFICATION OF LIMITED GUARANTY AGREEMENT AND ENVIRONMENTAL INDEMNITY AGREEMENT (this "Reaffirmation"), dated as of March 24, 2004, to be effective as of December 1, 2003 (the "Effective Date"), is executed by SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation ("Guarantor"), for the use and benefit of SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender").

                                    RECITALS

          A. On or about January 6, 1997, Lender made a $22,880,000.00 loan (the "Original Loan") to Charterhouse of Cambridge Trust and Sonesta of Massachusetts, Inc. (collectively, the "Borrower").

          B. The Original Loan (i) was evidenced by a Promissory Note dated December 18, 1996, in the original principal amount of the Original Loan executed by Borrower to the order of Lender (the "Original Note"), (ii) is secured by, among other things, a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated as of December 18, 1996 (the "Original Mortgage"), executed by Borrower for the benefit of Lender, encumbering certain real property and improvements thereon commonly known as the Royal Sonesta Hotel, City of Cambridge, County of Middlesex, Massachusetts, more particularly described in the Original Mortgage (the "Property") and recorded on July 3, 1997, at Book 26983, Page 631, in the Middlesex South District Registry of Deeds (the "Records"), and (iii) is guaranteed as to certain obligations by Guarantor pursuant to a Limited Guaranty Agreement dated as of December 18, 1996 (the "Original Guaranty").

          C. In connection with the Original Loan, Borrower and Guarantor also executed that certain Environmental Indemnity Agreement dated as of December 18, 1996 (the "Original Environmental Indemnity").

          D. On or about June 2, 2000, Lender made an additional advance of $19,865,733.66 (the "Additional Advance") on the Original Loan, and in connection with the Additional Advance, (i) Lender and Borrower consolidated, amended and restated the Original Loan and the Additional Advance pursuant to that certain Amended and Restated Promissory Note dated May 30, 2000, in the original principal amount of $41,000,000.00, executed by Borrower to the order of Lender (the "Amended and Restated Note"), (ii) Lender and Borrower entered into certain other modifications to the Original Loan pursuant to that certain Mortgage and Loan Modification Agreement dated as of May 30, 2000 and recorded at Book 31470, Page 360, in the Records (the "First Modification") executed by Lender and Borrower, and (iii) Guarantor reaffirmed its obligations under the Original Guaranty and Original Environmental Indemnity pursuant to that certain Reaffirmation and Modification of Limited Guaranty Agreement and Environmental Indemnity Agreement dated as of May 30, 2000 (the "First Reaffirmation") executed by Guarantor for the benefit of Lender.

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          E.   The Original Guaranty and the Original Environmental Indemnity,
each as modified and reaffirmed pursuant to the First Reaffirmation, are referred to herein as the "Guaranty" and "Environmental Indemnity," respectively. The Original Mortgage, as modified by the First Modification, is referred to herein as the "Mortgage." The Amended and Restated Note, the Mortgage and each other document executed by Borrower and evidencing or securing the Original Loan, each as modified by the First Modification Agreement, together with the First Modification Agreement and each other document executed by Borrower in connection with the Additional Advance, are referred to herein, collectively, as the "Loan Documents."

          F. On or about the date hereof, but effective as of the Effective Date, Lender and Borrower are amending certain terms and provisions of the Amended and Restated Note, the Mortgage and certain other of the Loan Documents pursuant to a Mortgage and Loan Modification Agreement dated as of the date hereof (the "Second Modification Agreement") executed by Lender and Borrower to, among other things, alter certain of the interest rate and payment provisions set forth in the Amended and Restated Note (the "Restructure").

          G. As a condition of Lender's willingness to enter into the Restructure and to execute the Second Modification Agreement, Lender has required that Guarantor execute this Reaffirmation.

          NOW THEREFORE, in consideration of the Restructure, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

                                    AGREEMENT

          1. All references to the term "Note" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Amended and Restated Note, as amended by the Second Modification Agreement.

          2. All references to the term "Mortgage" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Mortgage, as modified by the Second Modification Agreement.

          3. All references to the term "Loan Documents" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Loan Documents, as modified by the Second Modification Agreement.

          4. Guarantor hereby consents to (a) the Restructure, (b) each and every provision of the Amended and Restated Note, as modified by the Second Modification Agreement, (c) each and every provision of the Mortgage, as modified by the Second Modification Agreement, and (d) each and every provision of the Loan Documents, as modified by the Second Modification Agreement.

          5. Guarantor hereby agrees that all of the terms and provisions of the Guaranty and the Environmental Indemnity, as modified hereby, are hereby ratified and reaffirmed, and Guarantor hereby acknowledges the validity and enforceability thereof.

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          6.   Guarantor hereby re-makes each and every representation of
Guarantor to Lender contained in Section 1 of the Environmental Indemnity.

          7. Except as expressly modified herein, the terms and conditions of the Environmental Indemnity and Guaranty shall remain unmodified and in full force and effect.

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          IN WITNESS WHEREOF, Guarantor has executed this Reaffirmation as of the date first above written.

                                     GUARANTOR:


                                     SONESTA INTERNATIONAL HOTELS
                                     CORPORATION, a New York corporation


                                     By:/S/
                                        ----------------------------------------
                                        Peter J. Sonnabend, Vice President

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